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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             April 30, 2000                April 27, 2000
             ------------------------------------------------------
             Date of report        (Date of earliest event reported)

                               HEXCEL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                    1-8472                      94-1109521
     --------------          ---------------------          ------------------
     (State of               (Commission File No.)             (IRS Employer
     Incorporation)                                         Identification No.)

                               Two Stamford Plaza
                              281 Tresser Boulevard
                              Stamford, Connecticut      06901-3288
          ------------------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)

                                 (203) 969-0666
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

         A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company"), on April 27, 2001 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release, dated April 27, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2001


                                       HEXCEL CORPORATION


                                       /s/ IRA J. KRAKOWER
                                       --------------------------------------
                                       Ira J. Krakower
                                       Senior Vice President


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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

    99.1      Press Release, dated April 27, 2001.